Q1 2011 Earnings Presentation May 11, 2011 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Safe Harbor

Statements in this presentation, other than statements of historical fact, constitute
“forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary restraints, shifts in defense spending, and changes in customer short-
range and long-range plans); our ability to obtain new contracts, estimate our costs and perform effectively; risks related to our spin-off from Northrop Grumman
(including our increased costs and debt); our ability to realize the expected benefits from the consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; and other risk factors discussed in our filings with the Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligations to update any forward-looking statements. Our registration statement on Form 10 and other filings with the Securities and
Exchange Commission contain more information on the types of risks and other factors that could adversely affect these statements.

Highlights from the Quarter

Successfully completed spin-off on March 31
st
Reporting segments consist of Ingalls Shipbuilding and Newport
News Shipbuilding
Improving performance at Ingalls through focus on contract
execution, quality control and risk management
Awarded several new contracts worth approximately $1.7 billion during the quarter, including the new LPD-26
Achieved several milestones across major programs
Funding released for ramp-up of Virginia program to two per year
Defense spending environment uncertain, but shipbuilding demand continues to be strong

Sales
(n millions)
$2,000
$1,600
$1,200
$800
$400
$0
$1,684
$1,712
Q1 2011
Q1 2010

Operating Income
(in million)
$100
$80
$60
$40
$20
$0
$85
$87
Q1 2011
Q1 2010

Operating Margin
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.0%
5.1%
Q1 2011
Q1 2010

Diluted EPS
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.92
$0.85
Q1 2011
Q1 2010

First Quarter 2011 Consolidated Results 4

Segment Sales
$1,000
$800
$600
$400
$200
$0
(in millions)
$761
$827
Q1 2011
Q1 2010

Segment Operating Income
$30
$25
$20
$15
$10
$5
$0
(in million)
$17
$24
Q1 2011
Q1 2010

Segment Operating Margin
4.0%
3.0%
2.0%
1.0%
0.0%
2.2%
2.9%
Q1 2011
Q1 2010

Ingalls Shipbuilding

Ingalls sales down due to lower
volumes on DDG-51 and LPD
programs, partially offset by higher
volume on NSC
Segment operating income down
due to $17 million of Hurricane Ike
insurance proceeds in 2010 offset by
LPD performance
$17 million of
insurance
proceeds
2.1% from
insurance
proceeds

Segment Sales
(n millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$940
$907
Q1 2011
Q1 2010

Segment Operating Income
(in million)
$100
$80
$60
$40
$20
$0
$67
$75
Q1 2011
Q1 2010

Segment Operating Margin
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.1%
8.3%
Q1 2011
Q1 2010

Newport News Shipbuilding 6 Newport News sales up due to volumes on Ford, Roosevelt & Virginia class, offset by Enterprise Segment operating income and margin impacted by lower margins on Ford

Capital Structure

Balanced capital structure designed to provide flexibility to pursue strategy, including closure of Avondale and completion of LPDs 23 & 25
Cash on hand was $225 million, plus $530 million available under revolver, for $755 million total liquidity
Total debt was $1.88 billion at quarter-end
Interest expense was $15 million, but will increase next quarter due to new capital structure
As of
($ in millions) March 31, 2011
Cash 225 $
Revolving credit facility* - $
Term loan due March 2016 575
Senior Notes due March 2018 600
Senior Notes due March 2021 600
Other debt 105
Total debt 1,880 $
* $650 million facility, $530 million available after standby letters of credit of $120 million

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